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                              SEVENTH AMENDMENT TO
                       AMENDED AND RESTATED LOAN AGREEMENT
                         DATED AS OF SEPTEMBER 30, 1996

         THIS SEVENTH AMENDMENT TO AMENDED AND RESTATED LOAN AGREEMENT (the "Seventh Amendment") effective as of the 11th day of January, 2001, by and among MAXCO, INC., a Michigan Corporation ("Borrower") and COMERICA BANK, a Michigan banking corporation ("Bank").

                               W I T N E S S E T H

         WHEREAS, Borrower and Bank entered into a certain Amended and Restated Loan Agreement dated September 30, 1996, as amended by First Amendment thereto dated as of August 1, 1997, as further amended by Second Amendment thereto dated as of June 24, 1998, as further amended by Third Amendment thereto dated as of September 24, 1998, as further amended by Fourth Amendment thereto dated as of June 22, 1999, as further amended by Fifth Amendment thereto dated as of September 1, 1999 and as further amended by Sixth Amendment thereto dated as of July 10, 2000 (the "Agreement"); and

         WHEREAS, Borrower and Bank now desire to amend the Agreement to provide for the purpose of (i) confirming the Commitment Amount, (ii) extending the Termination Date, (iii) modifying the interest rate provided in the Revolving Credit Note, and (iv) incorporating the Advance Formula Agreement (as defined herein).

         NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, the Borrower and the Bank hereby agree as follows:

         1. In Sub-Section 1.1 of Section 1 of the Agreement, the following definition is hereby added:

                  "Advance Formula Agreement" shall mean that certain Advance Formula Agreement of even date herewith between Borrower and the Bank.

         2. In Sub-Section 1.1 of Section 1 of the Agreement, the following definitions are hereby deleted in their entirety and replaced by the following:

                   "Commitment Amount" shall mean $18,000,000 (or such lesser amount to which the Commitment Amount may be reduced by the Borrower from time to time under Section 2.8.1 of this Agreement), subject to the terms, limitations and conditions of the Advance Formula Agreement.

                  "Termination Date" shall mean, as to the Revolving Credit Loan, August 1, 2002 (or such earlier date on which the Borrower shall permanently terminate the Bank's commitment under Section 2.8.1 of this Agreement).

         3. Notwithstanding anything contained in the Agreement to the contrary, the Agreement is hereby amended to incorporate the terms and conditions of the Advance Formula Agreement, as if the same were set forth herein verbatim, provided, that it is the express intent of this provision of this Seventh Amendment and the Advance Formula Agreement to limit the


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Indebtedness (as defined in the Agreement) of the Borrower to the Bank as specified in the Advance Formula Agreement.

         4. Subsection 7.1 of Section 1 of the Agreement is hereby deleted in its entirety and replaced by the following:

                  7.1 Dividends. Borrower shall not declare or pay any dividend on, or make any other distribution with respect to (whether by reduction of capital or otherwise), any shares of its capital stock, including but not limited to dividends previously permitted under the Agreement relative to any of Borrower's preferred stock series, except that (i) dividends from any Subsidiary to the Borrower are permitted, and (ii) dividends on the preferred stock series are permitted, but only to the extent fully funded by a loan (subordinated, to the satisfaction of the Bank, in all respects to the Indebtedness) made by Mr. Max A. Coon to the Borrower.

         5. Except as specifically modified hereby, the terms and conditions of the Agreement and the Notes, as the same may be amended from time to time, remain in full force and effect and the undersigned hereby ratify and agrees to be bound by the terms of the Agreement as hereby amended.

         6. Neither the extension of this Seventh Amendment by the Bank, nor any other act or omission by the Bank in connection herewith, shall be deemed an express or implied waiver by the Bank of any default under the Agreement.

         IN WITNESS WHEREOF, the Borrower and the Bank have caused this Seventh Amendment to be executed by their duly authorized officers as of the day and year first written above.

                                            MAXCO, INC.



                                            By    \S\ VINCENT SHUNSKY
                                               -------------------------------
                                                  Vincent Shunsky
                                                  Its: Vice President


                                            COMERICA BANK



                                            By    \S\ DAVID G. GRANTHAM
                                               -------------------------------
                                                  David G. Grantham
                                                  Its: Vice President


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         The Undersigned Guarantors hereby acknowledge and consent to the above
Seventh Amendment.


Ersco Corporation                           Pak-Sak Industries, Inc.


By  \S\ VINCENT SHUNSKY                     By   \S\ VINCENT SHUNSKY
    ---------------------------                  -----------------------------
    Vincent Shunsky                              Vincent Shunsky
    Its: Treasurer                               Its: Treasurer



Atmosphere Annealing, Inc.


By  \S\ VINCENT SHUNSKY
    --------------------------
    Vincent Shunsky
    Its: Treasurer


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